Exhibit 21.1

LIST OF SUBSIDIARIES

1.	Intelsat Intermediate Holding Company, Ltd., a company incorporated under the laws of Bermuda.

2.	Intelsat Subsidiary Holding Company, Ltd., a company incorporated under the laws of Bermuda.

3.	Intelsat Holdings LLC , a limited liability company organized under the laws of Delaware.

4.	Intelsat LLC, a limited liability company organized under the laws of Delaware.

5.	Intelsat Global Sales & Marketing Ltd., a company organized under the laws of England and Wales.

6.	Intelsat Global Service Corporation, a corporation organized under the laws of Delaware.

7.	Intelsat UK Financial Services, Ltd., a company organized under the laws of England and Wales.

8.	Intelsat Clearinghouse Corporation, a corporation organized under the laws of Delaware.

9.	Intelsat (Gibraltar) Limited, a company organized under the laws of Gibraltar.

10.	Intelsat (Luxembourg) Sarl, a company organized under the laws of Luxembourg.

11.	Intelsat Poland Sp. z.o.o. , a company organized under the laws of Poland.

12.	Intelsat Holding Corporation, a corporation organized under the laws of Delaware.

13.	Intelsat Corporation, a corporation organized under the laws of Delaware.

14.	PanAmSat Communications Carrier Services, Inc., a corporation organized under the laws of California.

15.	PanAmSat Communications Japan, Inc., a corporation organized under the laws of California.

16.	PanAmSat Communications Services, Inc., a corporation organized under the laws of California.

17.	Southern Satellite Corp., a corporation organized under the laws of Connecticut.

18.	AccessPas, Inc. , a corporation organized under the laws of Delaware.

19.	PanAmSat International Holdings LLC, a limited liability company organized under the laws of Delaware.

20.	Service and Equipment Corporation, a corporation organized under the laws of Delaware.

21.	Southern Satellite Licensee Corporation, a corporation organized under the laws of Delaware.

22.	PanAmSat India Marketing, L.L.C., a limited liability company organized under the laws of Delaware.

23.	Intelsat Asia Carrier Services, Inc., a corporation organized under the laws of Delaware.

24.	PanAmSat Capital Corporation, a corporation organized under the laws of Delaware.

25.	PanAmSat Services, Inc., a corporation organized under the laws of Delaware.

26.	PanAmSat India, Inc., a corporation organized under the laws of Delaware.

27.	Intelsat International Employment, Inc., a corporation organized under the laws of Delaware.

28.	PanAmSat International Sales, Inc., a corporation organized under the laws of Delaware.

29.	PAS International, LLC, a limited liability company organized under the laws of Delaware.

30.	PanAmSat Licensee Corp., a corporation organized under the laws of Delaware.

31.	USHI, LLC, a limited liability company organized under the laws of Delaware.

32.	PanAmSat International Systems Marketing, LLC, a limited liability company organized under the laws of Delaware.

33.	PanAmSat H-2 Licensee Corp., a corporation organized under the laws of Delaware.

34.	PanAmSat Europe Corporation, a corporation organized under the laws of Delaware.

35.	Intelsat International Systems, LLC, a limited liability company organized under the laws of Delaware.

36.	PanAmSat Satellite PAS 1R, Inc., a corporation organized under the laws of Delaware.

37.	PanAmSat Satellite PAS 6B, Inc., a corporation organized under the laws of Delaware.

38.	PanAmSat Satellite PAS 7, Inc., a corporation organized under the laws of Delaware.

39.	PanAmSat Satellite PAS 8, Inc., a corporation organized under the laws of Delaware.

40.	PanAmSat Satellite PAS 9, Inc., a corporation organized under the laws of Delaware.

41.	PanAmSat Satellite PAS 10, Inc., a corporation organized under the laws of Delaware.

42.	PanAmSat Satellite Galaxy 3C, Inc., a corporation organized under the laws of Delaware.

45.	PanAmSat Satellite Galaxy 4R, Inc., a corporation organized under the laws of Delaware.

46.	PanAmSat Satellite Galaxy 10R, Inc., a corporation organized under the laws of Delaware.

47.	PanAmSat Satellite Galaxy 11, Inc., a corporation organized under the laws of Delaware.

48.	PanAmSat Satellite Galaxy 12, Inc., a corporation organized under the laws of Delaware.

49.	PanAmSat Satellite Galaxy 13, Inc., a corporation organized under the laws of Delaware.

50.	PanAmSat Satellite HGS 3, Inc., a corporation organized under the laws of Delaware.

51.	PanAmSat Satellite HGS 5, Inc., a corporation organized under the laws of Delaware.

52.	PanAmSat Satellite Galaxy 1R, Inc., a corporation organized under the laws of Delaware.

53.	PanAmSat Satellite Galaxy 3R, Inc., a corporation organized under the laws of Delaware.

54.	PanAmSat Satellite Galaxy 5, Inc., a corporation organized under the laws of Delaware.

55.	PanAmSat Satellite Galaxy 9, Inc., a corporation organized under the laws of Delaware.

56.	PanAmSat Satellite Galaxy 14, Inc., a corporation organized under the laws of Delaware.

57.	PanAmSat Satellite Galaxy 15, Inc., a corporation organized under the laws of Delaware.

58.	PanAmSat Satellite Galaxy 16, Inc., a corporation organized under the laws of Delaware.

59.	PanAmSat Satellite Leasat F5, Inc., a corporation organized under the laws of Delaware.

60.	PanAmSat Satellite PAS 2, Inc., a corporation organized under the laws of Delaware.

61.	PanAmSat Satellite PAS 3, Inc., a corporation organized under the laws of Delaware.

62.	PanAmSat Satellite PAS 4, Inc., a corporation organized under the laws of Delaware.

63.	PanAmSat Satellite PAS 5, Inc., a corporation organized under the laws of Delaware.

64.	PanAmSat Satellite SBS 6, Inc., a corporation organized under the laws of Delaware.

65.	Sonic Telecom Limited, a company organized under the laws of the United Kingdom.

66.	PanAmSat Limited Liab. Co., a company organized under the laws of Switzerland.

67.	PanAmSat Africa (Proprietary) Ltd., a company organized under the laws of South Africa.

68.	Intelsat Asia Pty. Ltd., a company organized under the laws of Australia.

69.	PanAmSat Europe Limited, a company organized under the laws of the United Kingdom.

70.	Intelsat India Private Limited, a company organized under the laws of India.

71.	PanAmSat Korea Limited, a company organized under the laws of South Korea.

72.	Intelsat Asia (Hong Kong) Limited, a company organized under the laws of Hong Kong.

73.	PanAmSat do Brasil Ltda., a company organized under the laws of Brazil.

74.	PanAmSat Sistemas de Comunição DTH do Brasil Ltda., a company organized under the laws of Brazil.

75.	PanAmSat International Systems Limited, a company organized under the laws of the Cayman Islands.

76.	PanAmSat Satellite Europe Limited, a company organized under the laws of the United Kingdom.

77.	PanAmSat France SAS, a company organized under the laws of France.

78.	Europe*Star Gesellschaft fuer Satellitenkommunikation GmbH, a company organized under the laws of Germany.

79.	Horizons Satellite Holdings LLC, a limited liability company organized under the laws of Delaware.

80.	Horizons-1 Satellite LLC, a limited liability company organized under the laws of Delaware.

81.	Horizons-2 Satellite LLC, a limited liability company organized under the laws of Delaware.

82.	Intelsat South Africa (Pty.) Ltd., a company organized under the laws of South Africa.

83.	Intelsat Singapore Pte. Ltd., a company organized under the laws of Singapore.

84.	Intelsat Australia Pty. Ltd., a company organized under the laws of Australia.

85.	Intelsat China (Hong Kong) Limited, a company organized under the laws of Hong Kong.

86.	Intelsat Brasil Ltda., a company organized under the laws of Brazil.

87.	Intelsat Brasil Servicos de Telecomunicacoes Ltda., a company organized under the laws of Brazil.

88.	Intelsat France SAS, a company organized under the laws of France.

89.	Intelsat Germany GmbH, a company organized under the laws of Germany.

90.	Intelsat USA Sales Corporation, a corporation organized under the laws of Delaware.

91.	Intelsat Marketing India Private Limited, a company organized under the laws of India.

92.	Intelsat de Colombia S.A., a company organized under the laws of Colombia.

93.	Intelsat USA License Corporation, a corporation organized under the laws of Delaware.

94.	Intelsat General Corporation, a corporation organized under the laws of Delaware.

95.	Intelsat MTC LLC, a limited liability company organized under the laws of Delaware.

96.	Intelsat Kommunikations GmbH, a company organized under the laws of Germany.

97.	Mountainside Teleport Corporation, a corporation organized under the laws of Delaware.

98.	Intelsat (Bermuda), Ltd., a company incorporated under the laws of Bermuda.

99.	Intelsat Jackson Holdings, Ltd., a company incorporated under the laws of Bermuda.

100.	Intelsat Satellite Galaxy 17, Inc., a corporation organized under the laws of Delaware.

101.	Intelsat Satellite IS 11, Inc., a corporation organized under the laws of Delaware.